Exhibit 10.5 Citigroup Managed Futures LLC 731 Lexington Avenue 25th Floor New York, NY 10022

Tel 212 559 2011 Fax 212 793 1986

June 30, 2006

Warrington Management, L.P.

12377 Merit Drive – Suite 800

Dallas, Texas 75251-2296

Attention: Mr. Scott C. Kimple

Re:	Management Agreement Renewals

Dear Mr. Kimple:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2007 and all other provisions of the Management Agreements will remain unchanged.

•	Smith Barney Warrington Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5043.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC
By:	/s/ Daniel R. McAuliffe, Jr.
Daniel R. McAuliffe, Jr. Chief Financial Officer & Director
By:	/s/ Scott C. Kimple

Print Name:	Scott C. Kimple

DRMcA/sr